UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): July 18, 2005



                             ONE LINK 4 TRAVEL, INC
              ----------------------------------------------------
             (Exact name of registrant as specified in its charter)

           Delaware                     333-81922                43-1941213
(State or other jurisdiction      (Commission File Number)     (IRS Employer
      of incorporation)                                      Identification No.)


One Market Plaza, Spear Tower, Suite 3600, San Francisco, CA           94105
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          (Address of principal executive offices)                   (Zip Code)


         Registrant's telephone number, including area code (415) 293-8277
                                                            --------------


                                 Not Applicable
           -----------------------------------------------------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities Act (17
     CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
     CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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Item 1.01  Entry into Material Definitive Agreement

On July 18, 2005, the Board of Directors of One Link For Travel, Inc. (the "Company") granted stock options to certain persons, including Board members and an executive officer, under the Company's 2005 Stock Incentive Plan (the "Plan") pursuant to the Plan's standard form of Option Agreement which is attached to this Current Report as Exhibit 99.1. Specifically, the Board granted options to purchase 100,000 shares of common stock under the Plan to each of W. Edward Nichols, John Herzog and Richard Marxen (all members of the Board) and to the Boatright Family LLC (an entity controlled by Board member Peter L. Boatright) at an exercise price of $1.00 per share until July 1, 2010. These options are currently exercisable. The Board also granted options to purchase an additional 200,000 shares at an exercise price of $1.00 per share until July 1, 2010 to an employee of the Company. In addition, the Board granted options to purchase 250,000 shares of common stock under the Plan to Alan Geddes, the Chief Financial Officer of the Company, at an exercise price of $1.00 per share until July 1, 2015. One-fourth (1/4) of these options vest on July 1, 2006 and the remainder of the options vest in 36 equal installments on the first day of each of the 36 calendar months beginning August 1, 2006 and ending July 1, 2009.

In addition, on July 18, 2005, the Board of Directors granted options to purchase an aggregate of 375,000 shares to certain of the Company's employees, all at an exercise price of $1.00 per share until July 1, 2015. One-fourth (1/4) of these options vest on July 1, 2006 and the remainder of the options vest in 36 equal installments on the first day of each of the 36 calendar months beginning August 1, 2006 and ending July 1, 2009. Also, as contemplated by the agreement relating to the Company's acquisition of the Reservation Center, Inc. ("RCI") in May 2005, the Board of Directors granted options to purchase 500,000 shares of common stock under the Plan to an employee of RCI at a exercise price of $0.86 per share until July 1, 2012. One-fourth (1/4) of these options are currently exercisable, and the remainder of the shares vest in 36 equal installments on the first day of each of the following 36 calendar months.


Item 3.02  Unregistered Sales of Equity Securities

To the extent applicable, the contents of Item 1.01 above are incorporated into this Item 3.02 by reference.


Item 9.01.  Financial Statements and Exhibits

(c) Exhibits.

99.1     Form of 2005 Stock Incentive Plan Stock Option Agreement



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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Date:  July 22, 2005                       ONE LINK 4 TRAVEL, INC.


                                           By: /s/ F. W. Guerin
                                           --------------------
                                           F. W. Guerin
                                           Chief Executive Officer








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